Filed pursuant to 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED May 31, 2024

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2024, AS SUPPLEMENTED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Statement of Additional Information, dated February 1, 2024 (the “SAI”), as supplemented:

Effective May 31, 2024, Shawn M. Gallagher will no longer serve as co-portfolio manager of Sterling Capital Mid Cap Relative Value Fund and Sterling Capital Real Estate Fund. Also effective as of May 31, 2024, Mr. Gallagher will no longer serve as associate portfolio manager of Sterling Capital Small Cap Value Fund. All references to Shawn M. Gallagher in the SAI are hereby removed.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE.

SAI-SUPP-MAY24